                                                                   EXHIBIT 10.59



               FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
               ------------------------------------------------

     THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of January 22, 1999, is made and entered into by and between WebMD, Inc., a Georgia corporation f/k/a Endeavor Technologies, Inc. (the "Company"), and the persons and entities indicated on Exhibit A hereto (the "Investors").
                                          ---------

     WHEREAS, the Company has entered into a Registration Rights Agreement dated as of January 13, 1999 (the "Stock Purchase Agreement"), pursuant to which certain Purchasers (as defined therein) of the Company's Series B Preferred Stock received registration rights with respect to certain securities of the Company owned by the Purchasers;

     WHEREAS, each of the Investors has purchased from the Company the number of shares of its Series B Preferred Stock specified opposite such Investor's name on Exhibit A (the "Series B Shares");
   ---------

     WHEREAS, each of the Investors desires to become a party to the Registration Rights Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Pursuant to Section 11(h) thereof, the Registration Rights Agreement is hereby amended to include each Investor as a Purchaser.

     2.  Exhibit A  to the Registration Rights Agreement  is hereby amended and
         ---------
restated in the form attached as Exhibit A hereto.
                                 ---------

     3. All other provisions of the Registration Rights Agreement shall remain in full force and effect.

                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed and delivered this First Amendment to Registration Rights Agreement as of the day and year first above written.



                                     THE COMPANY:

                                     WebMD, Inc.


                                     By:  /s/ Jeffrey T. Arnold
                                          ------------------------
                                          Jeffrey T. Arnold
                                          Chief Executive Officer


                                     INVESTOR:

                                     Croft & Bender LLC

                                     By:  /s/ Edward S. Croft
                                          ------------------------

                                     Title:  Managing Director
                                          ------------------------

                                   EXHIBIT A


                                                        Number of Shares of
Investor                                             Series B Preferred Stock
--------                                             ------------------------
KEP VI, LLC                                                   100,000
Holcombe T. Green, Jr.                                         50,000
Hall Family Investments, L.P.                                  50,000
Croft & Bender LLC (1)                                         10,000

(1) Pursuant to First Amendment to Registration Rights Agreement dated January 22, 1999.